EXHIBIT 99.6

CONSOLIDATED ANALYTICS, INC. (“CONSOLIDATED ANALYTICS”) DUE

DILIGENCE EXECUTIVE SUMMARY

EXECUTIVE SUMMARY

THIRD PARTY DUE DILIGENCE REVIEW

September 10, 2026

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans reviewed for or originated by Pennymac Corp. (the “Client”). The review included a total of 623 residential mortgage loans in connection with the securitization identified as PMTLT 2026-INV9 (the “Securitization”). The Review was conducted from January 2026 through August 2026 on mortgage loans originated between November 2025 and June 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

•	Validate borrower(s) monthly gross income

•	Validate funds required to close, required reserves

•	Review file documentation for required level of income and asset verifications

ii.	Employment Status

•	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

•	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

•	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

•	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

•	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

•	Review credit report for credit history and required credit depth including any / all inquiries

•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.

Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrower’s income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

o	The consumer’s debt obligations, alimony, child support; and

o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.

Verification of compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.

Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.

Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal was eligible for FHLMC Collateral Rep and Warrant Relief. In the event the CU score was greater than 2.5, or the appraisal was Not Eligible for FHLMC Collateral R&W Relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. Based on guidance from the seller, secondary valuation products may have been provided on loans that had an acceptable CU score or were Eligible for FHLMC R&W Relief.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (623 loans in total):

One hundred fifty-five (155) loans had an AVM, one (1) loan had a Secondary Appraisal, and seventy-three (73) loans had Desk Reviews. Consolidated Analytics has independent access to the valuation products ordered by the Client.

If a loan with an AVM or Desk Review fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional secondary valuation product was obtained. There were twenty-one (21) occurrences of this.

There were thirty-one (31) PIW loans.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the six hundred twenty-three (623) mortgage loans reviewed, five hundred forty-three (543) unique mortgage loans (87.16% by loan count) had a total of one thousand three hundred twenty-nine (1,329) discrepancies across thirty-three (33) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Total Qualified Assets Post-Close	323	24.30%
Final Qualifying Property Value	302	22.72%
Qualifying FICO	211	15.88%
Qualifying CLTV	94	7.07%
Qualifying LTV	94	7.07%
Total Closing Costs	56	4.21%
Escrow Waiver in File	49	3.69%
Borrower 1 Self-Employment Flag	42	3.16%
Property Type	24	1.81%
Borrower 1 Last Name	24	1.81%
Borrower 2 Self-Employment Flag	20	1.50%
Borrower 2 First Name	12	0.90%
Borrower 1 First Name	11	0.83%
Borrower 1 Citizen	10	0.75%
Borrower 1 FTHB	7	0.53%
Maturity Date	6	0.45%
First Payment Date	6	0.45%
Borrower 1 SSN	5	0.38%
Borrower 2 SSN	5	0.38%
Primary Appraised Property Value	5	0.38%
Borrower 2 Citizen	3	0.23%
Occupancy	3	0.23%
Amortization Term	2	0.15%
Loan Amount	2	0.15%

Borrower 1 Marital Status	2	0.15%
Initial Monthly P&I Or IO Payment	2	0.15%
Borrower 4 Origination FICO	2	0.15%
Other Property Coverage Monthly Premium	2	0.15%
Primary Mortgage or Rent Times 30 day 24 Months	1	0.08%
Loan Purpose	1	0.08%
Number of Units	1	0.08%
Borrower 2 Marital Status	1	0.08%
Note Date	1	0.08%
Grand Total	1329	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	569	$195,056,762.00	91.33%
Event Grade B	54	$21,624,521.00	8.67%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	623	$216,681,283.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	611	98.07%
Event Grade B	12	1.93%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	623	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	610	97.91%
Event Grade B	13	2.09%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	623	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	592	95.02%
Event Grade B	31	4.98%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	623	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

Credit	A	HMDA Data Tape Not Provided	623
		Third Party Fraud Report not Provided	305
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	42
		Audited DTI Exceeds AUS DTI	15
		Fraud Report Shows Uncleared Alerts	13
		Borrower 1 Credit Report is Incomplete	11
		HMDA Discrepancy(s) Noted	10
		Audited DTI Exceeds Guideline DTI	9
		Missing US Patriot Act Disclosure or ID	8
		Income and Employment Do Not Meet Guidelines	7
		Hazard Insurance Effective Date is after the Disbursement Date	7
		Missing Letter of Explanation (Credit)	6
		Audited Reserves are less than AUS Required Reserves (Dollar Amount)	5
		1-4 Family Rider is Missing	5
		PUD Rider is Missing	4
		Asset Qualification Does Not Meet Guideline Requirements	4
		AUS Partially Provided	3
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	3
		All Interested Parties Not Checked with Exclusionary Lists	3

Exception Type	Exception Level Grade	Exception Category	Total

		HO6 Master Insurance Policy is Missing	3

		OFAC Check Not Completed and/or Cleared	3

		The Deed of Trust is Missing	3

		Borrower Non-US Citizen Identification Document Missing	3

		The Final 1003 is Missing	3

		The Note is Missing	3

		Verification of Borrower Liabilities Missing or Incomplete	3

		AUS Not Provided	3

		Borrower 2 Executed 4506-T Missing	2

		Asset 6 Expired	2

		Hazard Insurance Policy is Partial	2

		The Total Hazard Coverage is LESS than the Required Coverage Amount	2

		Borrower 2 3rd Party VOE Prior to Close Missing	2

		Missing final HUD-1 from sale of non-subject property	2

		Missing VOM or VOR	2

		Missing letter of explanation	2

		Potential Fraud Reflected on Fraud Report	2

		Missing Property Tax Cert	2

		The Deed of Trust is Incomplete	2

		Business Purpose Affidavit/Disclosure Missing	2

		Housing History Does Not Meet Guideline Requirements	2

		Flood Insurance Policy Missing	2

		Borrower 1 3rd Party VOE Prior to Close Missing	2

		Approval/Underwriting Summary Not Provided	2

		Income/Employment General	2

		No Credit Findings	1

		Income 5 Months Income Verified is Missing	1

		Purchase Contract is Incomplete	1

		Asset 2 Does Not Meet Guideline Requirements	1

		ULI Number on URLA does not match ULI Number provided by the Lender	1

		Missing evidence Mortgage/Deed of Trust will be recorded	1

		HO6 Insurance Policy Effective Date is after the Note Date	1

		Calculated Initial Payment and Initial Principal and Interest Payment do not match	1

		Borrower 2 W2/1099 Missing	1

		Missing Form 4506T	1

		The Note is Incomplete	1

		Missing income documentation	1

		Title Coverage is Less than Subject Lien	1

		Borrower 2 Award Letter Missing	1

		Borrower 2 Verbal Verification of Employment does not meet GSE guideline timing requirement	1

		Audited CLTV Exceeds AUS CLTV	1

		Verified Liquid Assets Insufficient For Closing	1

Exception Type	Exception Level Grade	Exception Category	Total

		Asset 3 Expired	1

		Purchase Contract is Missing	1

		Missing Taxpayer First Act Disclosure	1

		Borrower 3 Executed 4506-T Missing	1

		Asset 3 Missing	1

		The Final 1003 is Not Executed	1

		Missing Verification of Mortgage	1

		Borrower has less than 2 FICO scores and does not meet minimum required to be scored.	1

		Hazard Insurance Policy is Missing	1

		Asset 1 Expired	1

		Borrower 1 Lease Agreements Missing	1

		Borrower 1 Verbal Verification of Employment does not meet GSE guideline timing requirement	1

		Asset 4 Expired	1

		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1

		Loan has escrow holdback. No proof it was released provided in file	1

		Missing Divorce Decree	1

		HO-6 Insurance Policy is Missing	1

		Total Credit Grade (A) Exceptions:	1175

	B	Audited DTI Exceeds Guideline DTI	8
		Hazard Insurance Effective Date is after the Disbursement Date	1
		Loan has escrow holdback. No proof it was released provided in file	1
		Audited FICO is less than Guideline FICO	1
		Borrower 1 Paystubs Missing	1
		Total Credit Grade (B) Exceptions:	12

Compliance	A	Missing Required Affiliated Business Disclosure	28
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	25
		eSigned Documents Consent is Missing	10
		Charges That Cannot Increase Test	6
		RESPA Homeownership Counseling Organizations Disclosure Date Test	3
		Charges That In Total Cannot Increase More Than 10% Test	3
		Revised Loan Estimate Delivery Date Test (prior to consummation)	2
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Intent to Proceed is Missing	1
		TRID: Missing Loan Estimate	1
		S.C. Code § 37-3-303 - Cosigner Notice Disclosure was not provided (Disclosure Page v2)	1
		Missing Initial Escrow Disclosure	1
		TRID Disclosure Delivery Date Validation Test	1
		Final CD: Property address is missing or inaccurate	1
		Initial Closing Disclosure Delivery Date Test	1
		Lender QM Status not validated	1
		Total Compliance Grade (A) Exceptions:	86

Exception Type	Exception Level Grade	Exception Category	Total

	B	Charges That Cannot Increase Test	7
		Qualified Mortgage Safe Harbor Threshold	5
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	13

Property	A	Third Party Valuation Product Not Provided within 10% Tolerance	123
		Property/Appraisal General	62
		Subject property appraisal is not on an as-is basis (Primary Value)	3
		Condo Approval Missing	2
		No Property Findings	2
		Appraisal is Missing	2
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
		FEMA Post Disaster Inspection Report not Provided	1
		HOA Questionnaire is Missing	1
		Total Property Grade (A) Exceptions:	197
	B	Property Inspection Waiver Used at Origination	31
		Appraisal is Missing	2
		Total Property Grade (B) Exceptions:	33

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

Credit Event Grades
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the guidelines published. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.
C	The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A	Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.
B	Additional secondary valuation products were obtained to support the original appraised value within 10%. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value cannot be supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms
D	The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.